Company Overview Scotia Howard Weil 47th Annual Energy Conference John RyndJason Stanley President & Chief Executive OfficerDirector, Investor Relations March 26, 2019

FORWARD-LOOKING STATEMENTS Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the “Company”) notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation; the risk that the cost savings and any other synergies from the merger with GulfMark Offshore, Inc. (the “merger”) may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the possibility of litigation (related to the merger); the diversion of management’s time from day-to-day operations by the merger; incurrence of substantial transaction-related costs associated with the merger; new accounting policies and our consolidation activities; volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel construction and maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings.

Tidewater Overview TDW $24.42 Market Cap $1.01 billion Based on 41 million shares and $0.001 warrants As of Mar 20, 2019 market close Founded 1955 Created the industry’s first Offshore Support Vessel Cash & Equiv $400 million Net Debt $50 million Vessel Fleet 257 Distributed across the globe, supporting all water depths Average Active Fleet Age 8.7 Years As of December 31, 2018 Debt Maturities ~$350 million senior secured notes due 2022 ~$90 million export credit backed debt amortizes over ~10 yrs. As of December 31, 2018 Average Fleet Age 9.6 Years Active Fleet 165 ~210,000 12 month avg trading volume Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc.

Peer Market Cap & Price Comparison Source: FactSet, NYSE, Oslo Bors and Company filings as of March 20, 2019 Note: Tidewater market cap based on common stock + Jones Act Warrants for total share count of 41.4 million Net Capitalization Equity Market Cap Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. % of Net Capitalization

The Largest OSV Owner Globally



Vessel Count (AHTS & PSVs)
as of December 31, 2018
227
OSVs
257
Total Fleet Incl. All Vessel Types
Tidewater
Bourbon
Edison Chouest
Solstad
Swire
Hornbeck
Tidewater 2019 Dry Docks
SEACOR
Topaz
Harvey Gulf
Maersk Supply
Avg. All Others
All Others (~2,400 total vessels for 400+ owners)
Tidewater 2019 Fleet Dry-Dockings
0
50
100
150
200
250

Source: IHS Petrodata, Tidewater, company disclosures

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Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Note: Figures represent Tidewater active vessel fleet at December 31, 2018 Americas 39 Middle East & Asia Pacific 40 North Sea & Mediterranean Sea 32 Headquarters Area Operations Deepwater Towing/Supply Other The Most Geographically-Diverse OSV Operator West Africa 54 Avg. Active Fleet Age 8.7 Years Active Fleet 165 Vessels

A Top OSV Operator in Key Markets Globally


North Sea
Solstad Offshore
Tidewater
Mokster
Island Offshore
DOF
Gulf of Mexico
Edison Chouest
Harvey Gulf
Tidewater
Hornbeck
Odyssea
Mediterranean
Vroon
Tidewater
Maridive
Bourbon Offshore
GSP
Mexico
Naviera Bourbon
Marinsa
Seacor Marine
Tidewater
TMM
West Africa
Bourbon Offshore
Tidewater
Swire Pacific
Topaz Marine
Seacor Marine
Middle East
Tidewater
Halul Offshore
Zamil Offshore
Bourbon Offshore
Zakher Marine
AHTS
PSV
Tidewater AHTS
Tidewater PSV

Source: IHS Petrodata MarineBase and Tidewater – Active AHTS and PSVs as of January 24, 2019

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The North Sea – More Activity & Rate Improvements

…as long as reactivations are limited this season


North Sea PSV Fleet
Supply, Demand & Utilisation with 12M Forecast
Active utilization increasing to ~93%
PSV Supply
PSV Demand
Contracted Rigs
Utilisation
Active Utilisation
Vessels / Rigs
Utilization
2016
2017
2018
Forecast

Note: PSV demand defined as number of PSVs working term and spot. Forecast includes production, rig and misc. support
Source: Clarksons Platou, Rystad Energy, RigLogix


North Sea PSV Term Rates
Jan 2010 to Feb 2019
Recent fixtures
500-749 m2
750-899 m2
900+ m2


North Sea PSV Spot Rates
2016 to 2019
~35%
Stronger spot market than 2018
Week #
2016
2017
2018
2019

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Right-Sizing Our Fleet for Future Demand

› Reactivation optionality

- 5 vessels were reactivated in 2018
- A fleet of **28 Tier 1*** vessels (AHTS and PSVs) remain staged for reactivation as market conditions improve

› Disposing of older, lower specification tonnage is an ongoing process

- 38 vessels were sold or scrapped in 2018
- 40 currently stacked vessels are targeted for sale or scrap in 2019

PSV Utilization by Vessel Spec Category



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Fleet utilization
59%
62%
66%
78%
83%
92%
Total PSV
With DP
With DP2
4000+ DWT
<=10 years
European built
Demand improving for recent vintage, higher specification vessels

OSV Demolitions & Removals



100
90
80
70
60
50
40
30
20
10
0
Number of vessels
2012
2013
2014
2015
2016
2017
2018
217
vessels sold or scrapped by Tidewater 2012-2018
(85 recycled)
18
OSVs sold for recycling by Tidewater in 2018
AHTS > 8,000 bhp
AHTS < 8,000 bhp
AHT
PSV 4,000 DWT+
PSV < 4,000 DWT
Crew / FSV

Source: Clarksons Platou, January 21, 2019

** Tier 1 vessels include:*

- *PSVs ≤ 10 years old, DP2 and with a clear deck area of ≥ 700 m²*
- *AHTSs ≤ 10 years old, DP2 and with bollard pull of ≥ 80t*

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Vessel Reactivations Under Way for 2019 Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Avg. Cost for Reactivation per Vessel $1.4 million Approx. Associated Backlog (excl. options) $110 million Approx. Term (excl. options) 26 vessel years 10

Improved Identification of Cost Synergies First 90 days of integration progressing extremely well with run-rate annual G&A expected to approximate $90 million G&A synergies, in addition to the $15 million of stand-alone cost reduction initiatives, now total $40 million with an additional $10 million of synergies identified post-close G&A synergies now approximate 140% of GulfMark’s standalone run rate Continue to evaluate further opportunities for synergies Pro Forma G&A Profile Pro Forma 7 June 2018 Pro Forma G&A Profile Today Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc.

Strategic Priorities Leadership in safety, compliance and operational excellence Protect and preserve strong liquidity position Efficient and complete realization of merger cost and operational synergies Rationalization of fleet and cost structure to provide scope for margin expansion in the upturn Focused on organic growth opportunities via vessel reactivations and additional M&A Deliver best-in-class shareholder returns Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc.

Why you should own Tidewater A truly investable name in the offshore sector Operational Excellence Leading OSV Fleet Financial Strength An industry leader in safe operations The broadest operating footprint; leveraged to existing and developing markets Strong relationships with IOCs, NOCs and independents, globally Strong balance sheet with low leverage FCF neutral to positive in 2019 Prepared to fund vessel reactivations in a recovering market Positioned for growth through additional asset and corporate M&A The largest OSV fleet in the world, diversified to support any water depth Young, modern fleet with high-specification tonnage prepared for reactivation Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc.

Appendix I – Reference

0.14 10 year average Safety Leadership Remains a First Priority Total Recordable Incident Rates 2007-2018 (per 200,000 Man Hours) TRIR = Sum of LTAs and Recordables x 200,000 divided by Man Hours Worked 0.0 1.0 0.5 0.0 1.0 0.5 0.12 2018 Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc.

Vessel Utilization Trends Incrementally Improving Tidewater Fleet Utilization 2014 to 2018 Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Note: GulfMark fleet included as of November 15, 2018 Highest active fleet utilization since the beginning of the downturn

Vessel Average Day Rates Stable Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Average Day Rates by Vessel Class 2014 to 2018 Notes: GulfMark fleet included as of Nov 15, 2018 Spike in Q1 2017 average deepwater rates due to lump sum early contract termination payment

Fleet Valuation Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Vessel Class Vessel Count NBV Average Age Avg NBV / Vessel   (in millions) (years) (in millions) Deepwater vessels PSVs > 3,800 DWT 57 $ 543.0 7.0 $ 9.5 PSVs < 3,800 DWT 60 $ 256.1 10.0 $ 4.3 Deepwater AHTS 20 $ 67.2 10.0 $ 3.4 137 $ 866.3 9.0 $ 6.3 Towing Supply Vessels 91 $ 197.6 10.0 $ 2.2 Other Vessels 29 $ 7.7 12.0 $ 0.3 Total - All Vessels 257 $ 1,071.6 10.0 $ 4.2 Vessel Net Book Value as of December 31, 2018

Oil Companies are Generating Record Cash Flow Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Top 30 E&P's with offshore output - FCF (pre & post dividends) vs capex* Source: Bloomberg, Clarksons Platou Securities AS *All metrics are trailing 12 months

Current Oil Prices are (so far) Still Economic for Offshore Projects Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Breakeven oil prices of discovered but undeveloped offshore resources Perspectives Nearly all offshore oil makes sense near current prices after fall in marginal production costs Here we look at discovered but undeveloped resources, i.e. the inventory of possible development projects 89% of discovered resources breakeven or better with 10% return below $60/bbl >50% breakeven or better with 10% return below $50/bbl Source: Rystad Energy, Clarksons Platou Securities AS

Incremental OSV demand and utilization improvements will be driven by an increase in the working rig count Jackup utilization continues to gradually improve Floater utilization anticipated to improve through 2019 and into 2020 Working Rig Count Growth Will Drive Incremental OSV Demand Source: IHS Petrodata 432 Total working rigs as of Feb 28, 2019 Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. 25 297 110

A Large Percentage of the Global Stacked Fleet Likely Uneconomic to Reactivate

...modern, high-specification PSVs have seen the most reactivations

1,000
Est. global stacked fleet

~50%
of stacked fleet out of service for >3 years

400+
>15 years old and laid up >2 years


PSV/Supply 2-3,000 DWT - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up


AHTS 8-12,000 BHP - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up


PSV/Supply 4,000 DWT+ - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up


AHTS >16,000 BHP - Global
No. Laid up
No. Of fleet >= 15 yrs that is laid up

Source: Clarksons Platou Research and IHS Petrodata

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OSV Second Hand Prices Appear to have Bottomed

...but transactions have been limited

PSV Resale Prices

as January 2019



80
70
60
50
40
30
20
10
0
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
PSV Resale, Medium, 700 m² deck
PSV Resale, Medium, 800 m² deck
PSV Resale, Large, 1,000 m² deck

PSV Newbuilding Prices

as January 2019



80
70
60
50
40
30
20
10
0
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
PSV 3,200 dwt, European Yard, 500-750 m² deck
PSV 4,500 dwt, European Yard, >900 m² deck

Source: Clarksons Platou

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Relevant OSV Supply is Shrinking Scotia Howard Weil 47th Annual Energy Conference | Tidewater Inc. Stacked vessels do not get contracts Owners will not reactivate without contracts Vessels remain stacked Reactivation cost rises, oil co’s less likely to contract Vessels effectively removed from the fleet Utilization rises as relevant supply falls START CONCLUSION Source: Clarksons Platou Securities AS